FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PVSAX	PVSBX	PVSCX	PVSMX	PVSRX	PVSYX

Putnam Capital Spectrum Fund

Summary prospectus

8 | 30 | 14

A world of investing.®

Putnam INVESTMENTS

Putnam Capital Spectrum Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 8/30/14, are incorporated by reference into this summary prospectus.

Goal

Putnam Capital Spectrum Fund seeks total return.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 24 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	0.65%*
Class R	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees†	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.82%	0.25%	0.20%	1.27%
Class B	0.82%	1.00%	0.20%	2.02%
Class C	0.82%	1.00%	0.20%	2.02%
Class M	0.82%	0.75%	0.20%	1.77%
Class R	0.82%	0.50%	0.20%	1.52%
Class Y	0.82%	N/A	0.20%	1.02%

     *  Applies only to certain redemptions of shares bought with no initial sales charge.

    **  This charge is phased out over six years.

  ***  This charge is eliminated after one year.

     †  Management fees are subject to a performance adjustment.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$697	$955	$1,232	$2,021
Class B	$705	$934	$1,288	$2,155
Class B (no redemption)	$205	$634	$1,088	$2,155
Class C	$305	$634	$1,088	$2,348
Class C (no redemption)	$205	$634	$1,088	$2,348
Class M	$524	$888	$1,276	$2,361
Class R	$155	$480	$829	$1,813
Class Y	$104	$325	$563	$1,248

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 53%.

Investments, risks, and performance

Investments

We invest in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of companies of any size that we believe have favorable investment potential. We expect to invest in leveraged companies, which employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and their fixed income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). We may also invest in fixed income securities of other issuers, in securitized debt instruments (such as mortgage- and asset-backed securities) and in companies that are not leveraged. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. We may also engage in short sales of securities.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, factors related to a specific issuer or industry and, in the case of bonds, changing market perceptions of the risk of default and changes in government intervention in the financial markets. These factors may also lead to increased volatility and reduced liquidity in the bond markets. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

The risks associated with bond investments include interest rate risk, which means the value of the fund’s investments is likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (which may be a significant part of the fund’s investments), which may be considered speculative. Mortgage- and other asset-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid.

Our use of derivatives may increase these risks by increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund’s investments in leveraged companies and the fund’s “non-diversified” status, which means that the fund has the ability to invest a greater percentage of its assets in fewer issuers than a “diversified” fund, can increase the fund’s vulnerability to these risk factors. Our use of short selling may increase these risks.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges (for periods ending 12/31/13)

Share class	1 year	Since Inception (5/18/09)
Class A before taxes	27.72%	23.44%
Class A after taxes on distributions	26.92%	22.21%
Class A after taxes on distributions and sale of fund shares	15.96%	18.68%
Class B before taxes	29.45%	23.90%
Class C before taxes	33.49%	24.10%
Class M before taxes	30.10%	23.45%
Class R before taxes	35.13%	24.72%
Class Y before taxes	35.85%	25.34%
Putnam Capital Spectrum Blended Index (no deduction for fees, expenses or taxes)	19.97%	18.11%

The Putnam Capital Spectrum Blended Index is an unmanaged index administered by Putnam Investment Management, LLC, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

David Glancy, Portfolio Manager, portfolio manager of the fund since 2009

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP105 289271 8/14 Putnam Retail Management